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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 21, 2005

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                      000-23489                52-1309227
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 (State or other jurisdiction           (Commission           (I.R.S. Employer
       of incorporation)                File Number)         Identification No.)

 4950 Communication Avenue, Suite 300, Boca Raton, Florida         33431
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          (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (571) 438-6140

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE.

On November 21, 2005, Registrant announced its earnings for the three and nine month period ended September 30, 2005. For further information, reference is made to the Registrant's press release, dated November 21, 2005, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this Item 7.01 of Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

99.1  Press Release, Access Worldwide Communications, Inc., November 21, 2005

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ACCESS WORLDWIDE COMMUNICATIONS, INC.
                                          (Registrant)

Date: November 21, 2005                   By /s/ MARK WRIGHT
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                                             Mark Wright
                                             General Counsel, Secretary

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